Exhibit 99.1

Abpro and Celltrion, Inc. Announce U.S. FDA IND Clearance for Lead Multispecific Antibody Cancer Candidate ABP-102 / CT-P72

FDA clearance enables initiation of Abpro’s first clinical-stage solid tumor program

Clinical trial anticipated to commence in the first half of 2026 through Abpro’s global collaboration with Celltrion

BURLINGTON, Mass. and INCHEON, South Korea — January 6, 2026 — Abpro Holdings, Inc. (Nasdaq: ABP), a biotechnology company developing next-generation antibody therapeutics for solid tumors, today announced, together with its co-development partner Celltrion, Inc., that the U.S. Food and Drug Administration (FDA) has cleared the Investigational New Drug (IND) application for ABP-102 / CT-P72, Abpro’s lead multispecific antibody oncology program.

The IND clearance enables the initiation of a Phase 1 clinical trial evaluating the safety, tolerability, pharmacokinetics, and preliminary efficacy of ABP-102 / CT-P72 in patients with HER2-positive solid tumors. The Phase 1 clinical study will be led by Celltrion as part of the ongoing joint strategic collaboration to ensure the robust progression of the ABP-102 / CT-P72 program.

“This IND clearance marks an important step for Abpro as we advance our lead solid tumor program into clinical evaluation,” said Miles Suk, CEO of Abpro. “ABP-102 / CT-P72 represents our first clinical-stage T-cell engager program in oncology, and we believe its differentiated design has the potential to translate into a meaningful therapeutic profile for patients with HER2-positive cancers.”

Soo Young Lee, Executive Vice President and Head of New Drug Division at Celltrion, Inc. added, “Based on preclinical data generated to date, we see meaningful potential in ABP-102 / CT-P72 as a next-generation HER2-targeted T-cell engager. We are pleased to support its clinical advancement and to continue working closely with Abpro as the program moves into Phase 1 development.”

ABP-102 / CT-P72 is a multispecific HER2 × CD3 T-cell engager engineered to selectively target HER2-overexpressing tumor cells while engaging cytotoxic T cells, with optimized binding designed to enhance tumor selectivity and limit activity in normal HER2-low tissues. This design is intended to direct immune activity toward cancer cells while seeking to minimize damage to healthy tissue, addressing a key safety challenge that has limited the use of T-cell engagers in solid tumors.

In preclinical studies, ABP-102 / CT-P72 demonstrated robust antitumor activity in HER2-high tumor models, including dual xenograft models containing both HER2-high and HER2-low tumors, with selective efficacy for HER2-high tumors.

The optimized CD3 binding of ABP-102 / CT-P72, functionally linked with HER2-high selectivity, is intended to mitigate excessive immune activation and reduce the risk of cytokine release syndrome. Non-human primate toxicology studies showed the candidate was well tolerated at doses up to 80 mg/kg, with no significant adverse effects observed, supporting a differentiated therapeutic index.

Additional preclinical evaluations demonstrated activity in tumor models representing resistance to existing HER2-directed therapies, highlighting the potential to address areas of unmet medical need. Preclinical data sets for ABP-102 / CT-P72 have been presented at major scientific meetings, including the 2025 Annual Meeting of the American Association for Cancer Research and the 2025 Annual Meeting of the Society for Immunotherapy of Cancer.

Following IND clearance, Abpro and Celltrion plan to initiate a global Phase 1 clinical trial in the first half of 2026, subject to final site activation and regulatory processes. The study is expected to include dose-escalation and dose-expansion cohorts and will inform future clinical development strategies.

About Abpro

Abpro’s mission is to improve the lives of mankind facing severe and life-threatening diseases with next-generation antibody therapies. Abpro is advancing a pipeline of next-generation antibody therapies, for HER2+ cancers, non-HER2+ gastric and liver cancer, and wet age-related macular degeneration (AMD) and diabetic macular edema (DME). These antibodies are developed using Abpro’s proprietary DiversImmune® platform. Abpro is located in Burlington, Massachusetts. For more information, please visit www.abpro.co.

Forward-Looking Statements

This press release includes certain disclosures that contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the timing and advancement of development programs, including the timing and availability of additional data, and expectations regarding the therapeutic benefit of Abpro’s programs, as well as strategic partnerships. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related to the timing and advancement of development programs; Abpro’s ability to continue as a going concern; Abpro’s ability to achieve compliance with Nasdaq listing standards; expectations regarding the therapeutic benefit of Abpro’s programs; that final data from Abpro’s preclinical studies and completed clinical trials may differ materially from reported interim data from ongoing studies and trials; Abpro’s ability to efficiently discover and develop product candidates; Abpro’s ability to obtain and maintain regulatory approval of product candidates; Abpro’s ability to maintain its intellectual property; the implementation of Abpro’s business model, including strategic plans for Abpro’s business and product candidates; and other risks identified in Abpro’s filings with the U.S. Securities and Exchange Commission (SEC) including Abpro’s most recent Annual Report on Form 10-K filed with the SEC and subsequent filings with the SEC. Abpro cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Abpro disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent Abpro’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

About Celltrion

Celltrion is a leading biopharmaceutical company based in Incheon, South Korea, that specializes in researching, developing, and manufacturing innovative therapeutics that improve people’s lives worldwide. Celltrion pursues sustainable growth by leveraging its experience and assets in the successful biosimilar business to develop new medicines and healthcare platform technologies. The company works with a sense of duty to advance patients’ wellness and provide them with enhanced access to reliable healthcare. To accomplish this, Celltrion adheres to strong internal ethical standards in its daily operations. To learn more, please visit www.celltrion.com.

Forward-Looking Statements

Certain information set forth in this press release contains statements related to our future business and financial performance and future events or developments involving Celltrion Inc. and its subsidiaries that may constitute forward-looking statements, under pertinent securities laws.

These statements may be also identified by words such as “prepares”, “hopes to”, “upcoming”, “plans to”, “aims to”, “to be launched”, “is preparing”, “once gained”, “could”, “with the aim of”, “may”, “once identified”, “will”, “working towards”, “is due”, “become available”, “has potential to”, the negative of these words or such other variations thereon or comparable terminology.

In addition, our representatives may make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Celltrion Inc. and its subsidiaries’ management, of which many are beyond its control.

Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect to the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them.

Such forward-looking statements necessarily involve known and unknown risks and uncertainties associated with the company’s business, including the risk factors disclosed in its Annual Report and/or Quarterly Reports, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or results expressed or implied by such statements.

Celltrion Inc. and its subsidiaries undertake no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws.

Investor and Media Contact:

Daniel Kontoh-Boateng
DKB Partners, LLC
Tel: +1-862-213-1398
dboateng@dkbpartners.net

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